2nd Quarter 2024 August 7th, 2024 Earnings Presentation

Company Overview

ACIC is a specialty underwriter of catastrophe exposed property insurance.

American Coastal Insurance Corp. (Nasdaq: ACIC) is the insurance holding company for two P&C carriers: **American Coastal Insurance Company** (AmCoastal) and **Interboro Insurance Company** (IIC) [1] along with other operating affiliates.

AmCoastal has the **#1 market share of commercial residential** property insurance (commercial lines) **in Florida** with roughly 4,000 policies and $656 million of premium in-force.

IIC's homeowners & fire insurance products (personal lines) are written exclusively **in New York** with approximately 18,000 policies and $36 million of premium in-force. [1]

ACIC as of June 30, 2024	
Total Assets:	$1.31 billion
Total Equity:	$223 million
Annualized Revenue:	$271 million
Employees:	65
Headquarters:	St. Petersburg, FL
Credit Rating:	BB+ (Kroll)

Specialty Commercial Property	Specialty Homeowners [1]
AmCoastal	INTERBORO INSURANCE

[1] *IIC 's results are classified as discontinued operations.*

American Coastal
INSURANCE CORPORATION
2

3 Executive Summary • Q2-24 Results • Non-GAAP Core Income of $19.6m ($0.40) decreased -$7.5m (-27.6%) from $27.1m ($0.62) y/y on higher ceded earned premiums resulting from the 40% gross CAT quota share effective 6.1.2023. • Gross premiums earned grew $5.6m (+3.7%) to $155.5m y/y. • Our combined ratio of 64.9% was on target but increased 1.8 points from 63.1% in the same period last year. • Current year net catastrophe losses in the quarter were effectively nil and we had $1.0m of favorable prior year reserve development. • Stockholders’ equity attributable to ACIC, increased to $223.1m or $4.63 per share and $5.03 per share excluding unrealized losses in accumulated other comprehensive income. • Other Highlights • Completed catastrophe reinsurance program renewals effective 6.1.24 at lower cost due to replacing FORA and reducing the quota share. This sets up revenue and earnings in the next 4 quarters to compare favorably with the prior year and added more limit for a potential 3rd event and higher severity protection to support future exposure growth. • Executed definitive agreements to divest of Interboro Insurance Company and we anticipate closing during 1Q-25. As a result of the pending sale, IIC is now included in discontinued operations. • Began development of a new apartment product to be distributed and underwritten directly through our MGA, Skyway Underwriters. • Secured extension and regulatory approval of our exclusive MGA agreement with AmRisc to 1.1.29.

4 2Q-24 Financial Scorecard Key results all compare favorably to Raymond James’ estimates for the current period. 2Q-24 = $0.40 vs. Analyst’s Est. = $0.30 2Q-24 = $4.63 vs. Analyst’s Est. = $4.58 2Q-24 = 64.9% vs. Analyst’s Est. = 74.3% 2Q-24 = 46.9% vs. Analyst’s Est. = 28.5% Core Earnings per Share (CEPS) Book Value per Share (BVPS) Combined Ratio (CR) Core Return on Equity (CROE)

5 2Q-24 Summary of Key Results Combined ratio increased 1.8 points and core income declined -$7.5m ($0.22) due to reinsurance costs. $ in thousands, except per share amounts Q2-24 Q2-23 Change 2024 2023 Change Net income (loss) 19,054$ 17,779$ 7.2% 42,653$ 285,059$ n/m per diluted share (EPS) 0.39$ 0.41$ 0.87$ 6.52$ Reconciliation to core income (loss), net of tax: Investment gains (losses) (57)$ (5,188)$ (97)$ (4,879)$ Amortization of intangible assets (481)$ (641)$ (1,122)$ (1,282)$ Gain (loss) from discontinued operations (19)$ (3,465)$ (129)$ 232,250$ Total adjustments (557)$ (9,294)$ (1,348)$ 226,089$ Core income (loss) 19,611$ 27,073$ -27.6% 44,001$ 58,970$ -25.4% per diluted share (CEPS) 0.40$ 0.62$ 0.90$ 1.35$ Net loss & LAE ratio 24.1% 20.8% 22.0% 18.4% Net expense ratio 40.8% 42.3% 37.1% 42.2% Combined ratio 64.9% 63.1% 1.8 pts 59.1% 60.6% (1.5) pts Less: Net current year catastrophe loss & LAE 0.0% 7.9% 0.2% 5.0% Less: Net (favorable) unfavorable reserve development -1.5% -6.8% -0.8% -5.0% Underlying combined ratio 66.4% 62.0% 4.4 pts 59.7% 60.6% (0.9) pts

6 2Q-24 Operating Overview Earnings before income tax improved +11.2% despite the significant change in ceded premiums. The 40.0% quota share had a significant impact on net earned premiums and OPEX y/y but was reduced to 20.0% effective June 1st, 2024. $ in millions Q2-24 Q2-23 Change % Chg Gross Premiums Earned 155.5$ 149.8$ 5.6 3.7% Ceded Premiums Earned (92.1) (71.8) (20.2) 28.1% Net Premiums Earned 63.4 78.0 (14.6) -18.7% Investment & Other Income 5.2 (4.6) 9.8 -213.0% Unrealized G(L) on Equities 0.0 0.1 (0.1) -100.0% Total Revenue 68.7 73.5 (4.9) -6.7% Underlying Loss & LAE 16.3 15.4 0.9 5.8% Current year CAT Loss & LAE (0.0) 6.2 (6.2) -100.0% Prior year development (F)/U (1.0) (5.3) 4.4 -83.0% Net Loss & LAE 15.3 16.2 (1.0) -6.2% Operating Expense 25.9 33.0 (7.1) -21.5% Interest Expense 3.4 2.7 0.7 25.9% Total Expenses 44.6 51.9 (7.4) -14.3% Other income (expense) 0.8 0.8 0.0 0.0% Earnings from continuing operations before tax 24.9$ 22.4$ 2.5$ 11.2% Provision (benefit) for income tax 5.8 1.2 4.7 391.7% Net income from continuing operations 19.1$ 21.2$ (2.1)$ -9.9%

7 2024 Full Year & 2H-24 Guidance Our new reinsurance cost structure effective 6.1.24 set the stage for earning & total revenue growth y/y. Estimated range of Net Income from Continuing Operations ¹ Estimated range of Net Premiums Earned Low High Low High ¹ Earnings estimates exclude potential 2H-24 catastrophe losses. FY-24 E 85.0$ - 95.0$ FY-24 E 285.0$ - 300.0$ FY-23 A FY-23 A Y/Y Change 2.8$ - 12.8$ Y/Y Change 3.1$ - 18.1$ % Change 3.5% - 15.6% % Change 1.1% - 6.4% 2H-24 E 42.3$ - 52.3$ 2H-24 E 158.9$ - 173.9$ 2H-23 A 2H-23 A Y/Y Change 12.9$ - 22.9$ Y/Y Change 39.7$ - 54.7$ % Change 43.8% - 77.8% % Change 33.3% - 45.9% $82.2 $281.9 $119.2$29.4

8 Balance Sheet Highlights Liquidity & Equity have improved significantly since year-end driven by strong underwriting results. Jun 30, Dec. 31, YTD ($ in thousands, except per share amounts) 2024 2023 % Change Selected Balance Sheet Data Cash & investments 572,580$ 311,874$ 83.6% Accumulated other comprehensive income (loss) (19,149)$ (17,137)$ 11.7% Unpaid loss & LAE reserves 211,433$ 347,738$ -39.2% Reinsurance recoverable 206,436$ 340,820$ -39.4% Net Loss & LAE reserves 4,997$ 6,918$ -27.8% Financial debt 148,854$ 148,688$ 0.1% Stockholders' equity attributable to ACIC 223,073$ 168,765$ 32.2% Total capital 371,927$ 317,453$ 17.2% Leverage Ratios Debt-to-total capital 40.0% 46.8% -14.6% Net premiums earned-to-stockholders' equity (annualized) 113.0% 192.8% -41.4% Per Share Data Common shares outstanding 48,132,370 46,777,006 2.9% Book value per common share 4.63$ 3.61$ 28.5% Underlying book value per common share 5.03$ 3.97$ 26.6% Tangible book value per common share 3.25$ 2.14$ 52.1% Underlying tangible book value per common share 3.65$ 2.50$ 45.7%

9 Investment Portfolio Overview • Focus on a resilient and high-quality portfolio considerate of current market conditions and risks. • Strong cash generation has propelled successive quarterly growth in investments and liquid assets.

10 Underwriting Environment • TIV down -1.7% and policy count down -5.8% YTD, but 100-YR PML up +3.5% due to model change. • Premiums in-force are up 2.0% to $656m with average premium up +8.3% YTD, but average renewal rates started to decline consistent with lower reinsurance costs. • Account retention was near target of 85% and submission volume remains strong, but accounts bound relative to submissions received and quotes provided are down y/y due to pricing. • Market appears to have peaked and is beginning to soften, but renewal pricing is holding close to expiring. AmCoastal is a market leader and expects to maintain its portfolio at comparable terms. • Valuation changes are slowing as replacement cost estimates reflect lower inflation pressure. • Our commercial residential take-out application for the October 27th, 2024 assumption date has been approved by the Florida Office of Insurance Regulation. Competition remains limited but is getting more aggressive and driving softer market conditions.

AmCoastal Premium and TIV Trends 11 Premiums in-force are up 6.3% but exposures are down -10.4% vs. Jun-23 Commercial Lines Premium & Total Insured Value (TIV) In-force Risk/Return profile remains solid

12 Commercial Property Valuation Trends Valuation changes are slowing down as inflationary pressure moderates.

13 2024-25 CAT Reinsurance Program - AmCoastal Program Illustration Program Highlights $782m 100-YR PML (50/50 Blend AIR & RMS)

14 Cautionary Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements include expectations regarding our diversification, growth opportunities, retention rates, liquidity, investment returns and our ability to meet our investment objectives and to manage and mitigate market risk with respect to our investments. These statements are based on current expectations, estimates and projections about the industry and market in which we operate, and management's beliefs and assumptions. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "endeavor," "project," "believe," "anticipate," "intend," "could," "would," "estimate," or "continue" or the negative variations thereof, or comparable terminology, are intended to identify forward-looking statements. Forward-looking statements are not guarantees of future performance and involve certain known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. The risks and uncertainties include, without limitation: the regulatory, economic and weather conditions in the states in which we operate; the impact of new federal or state regulations that affect the property and casualty insurance market; the cost, variability and availability of reinsurance; assessments charged by various governmental agencies; pricing competition and other initiatives by competitors; our ability to attract and retain the services of senior management; the outcome of litigation pending against us, including the terms of any settlements; dependence on investment income and the composition of our investment portfolio and related market risks; our exposure to catastrophic events and severe weather conditions; downgrades in our financial strength ratings; risks and uncertainties relating to our acquisitions including our ability to successfully integrate the acquired companies; and other risks and uncertainties described in the section entitled "Risk Factors" and elsewhere in our filings with the Securities and Exchange Commission (the "SEC"), including our Annual Report in Form 10-K for the year ended December 31, 2022 and 2023 and our Form 10-Q for the periods ending March 31, 2023 (Form 10-Q/A), June 30, 2023, September 30, 2023, March 31, 2024, and June 30, 2024 including amendments and recast results. We caution you not to place undue reliance on these forward looking statements, which are valid only as of the date they were made. Except as may be required by applicable law, we undertake no obligation to update or revise any forward-looking statements to reflect new information, the occurrence of unanticipated events, or otherwise. This presentation contains certain non-GAAP financial measures. See our earnings release, Form 10-K , Form 10-Q, and Form 10-Q/A for further information regarding these non-GAAP financial measures.